Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Champion Industries, Inc. (the “Company”) on Form 10-Q for the period ending April 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Marshall T. Reynolds, Todd R. Fry and Toney K. Adkins, Chief Executive Officer, Chief Financial Officer and President and Chief Operating Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

•	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/Marshall T. Reynolds
Marshall T. Reynolds
Chief Executive Officer

By: /s/ Todd R. Fry
Todd R. Fry
Senior Vice President and Chief Financial Officer

By: /s/ Toney K. Adkins
Toney K. Adkins
President and Chief Operating Officer

Date: June 6, 2008